CROWLEY, MILNER AND COMPANY


                                AMENDMENT NO. 2
                                      TO
                           1992 INCENTIVE STOCK PLAN



                           Effective March 19, 1996




                          CROWLEY, MILNER AND COMPANY

                                AMENDMENT NO. 2
                                      TO
                           1992 INCENTIVE STOCK PLAN



         Subject to shareholder approval, effective March 19, 1996, Section 5 of the Crowley, Milner and Company 1992 Incentive Stock Plan is amended and restated to read in its entirety as follows:

         "5.     Stock.  Subject to adjustment as provided in Section 10, the total number of shares of Common Stock available for grants of Options and awards of Restricted Stock under this Plan shall be three hundred thousand (300,000). Shares subject to any unexercised portion of a terminated, cancelled or expired Option granted hereunder, or Restricted Stock awarded hereunder but subsequently forfeited and returned to the Corporation pursuant to Section 8(b)(ii) hereof, may again be subjected to grants under this Plan."

         Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the plan documents relative to the Crowley, Milner and Company 1992 Incentive Stock Plan, effective March 25, 1992.

         Except as set forth above with respect to Section 5 of the Plan, all of the terms and conditions of the Plan shall continue and remain in full force and effect.

         The amendment to the Plan described herein shall be subject to the approval of the holders of at least a majority of the Common Stock of the Corporation present and entitled to vote at a meeting of shareholders of the Corporation held within twelve (12) months after adoption of this Plan by the Board. No Option granted or Restricted Stock awarded with respect to the amendment to the Plan described herein may be exercised in whole or in part until this Plan has been approved by the shareholders as provided herein. If not approved by shareholders within such twelve (12) month period, the amendment to the Plan described herein and any Options granted or Restricted Stock awarded hereunder shall be rescinded.


                                   *   *   *


         This AMENDMENT NO. 2 TO 1992 INCENTIVE STOCK PLAN is hereby executed as of the 19th day of March, 1996.




                                       CROWLEY, MILNER AND COMPANY


                                       By:  /s/ DENNIS P. CALLAHAN
                                           ---------------------------
                                           Dennis P. Callahan
                                       Its:  President


         BOARD APPROVAL:          March 19, 1996


         SHAREHOLDER APPROVAL:    August 20, 1996